UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 20, 2012

Date of report (date of earliest event reported)

Michaels Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-09338	75-1943604
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

8000 Bent Branch Drive

Irving, Texas 75063

(Address of principal executive offices) (Zip Code)

(972) 409-1300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 20, 2012, Michaels Stores, Inc. (the “Company”) and certain of its subsidiaries, as guarantors (the “Guarantors”), entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated,  Barclays Capital Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co,  J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC (collectively, the “Initial Purchasers”), relating to the sale of an additional $200,000,000 aggregate principal amount of its 7 3/4% Senior Notes due 2018 (the “Notes”).

The Notes will be sold through a private placement to qualified institutional buyers pursuant to Rule 144A (and outside the United States in reliance on Regulation S) under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold absent registration under the Securities Act or applicable state securities laws or applicable exemptions from registration requirements.

The Purchase Agreement contains customary representations, warranties and agreements by the Company and indemnification provisions whereby the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities.

The offering is expected to close on September 27, 2012, subject to satisfaction of customary closing conditions. The Company plans to use the net proceeds from this offering to repay a portion of the indebtedness outstanding under the Company’s B-1 Term Loans under its Senior Secured Term Loan Facility and to pay related fees and expenses.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the complete terms and conditions of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Purchase Agreement, dated September 20, 2012 , by and among the Company, the Guarantors named therein and the Initial Purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

Dated: September 25, 2012	By:	/s/ Charles M. Sonsteby
Charles M. Sonsteby
Member of the Interim Office of the Chief Executive Officer, Chief Administrative Officer & Chief Financial Officer

INDEX TO EXHIBITS

10.1	Purchase Agreement, dated September 20, 2012, by and among the Company, the Guarantors named therein and the Initial Purchasers named therein.